___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 24, 2004




                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  333-110437               41-1955181
        (State or Other              (Commission            (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)        Identification Number)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
  ___________________________________________________________________________

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events

               The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to RAMP Series 2004-RZ2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

               In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

     23.1 Consent of KPMG LLP

     23.2 Consent of Ernst & Young LLP

     99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

     99.2 Financial statements of FGIC as of March 31, 2004 and 2003, and for the three-month periods then ended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                              By:    /s/ Mark White
                              Name:  Mark White
                              Title: Vice President



Dated: June 24, 2004

                                  EXHIBIT INDEX

 Exhibit

 23.1             Consent of KPMG LLP

 23.2             Consent of Ernst & Young LLP
 99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
 99.2 Financial statements of FGIC as of March 31, 2004 and 2003, and for the three-month periods then ended.

                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

        We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-110437), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the RAMP Series 2004-RZ2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2.



                                                    /s/ KPMG LLP
                                                        KPMG LLP
New York, New York
June 24, 2004

                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of RAMP Series 2004-RZ2 Trust and the related registration statement on Form S-3 (No. 333-110437) dated June 23, 2004 for the registration of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2 and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003, appearing in the Form 8-K of Residential Asset Mortgage Products, Inc. dated June 24, 2004, filed with the Securities and Exchange Commission.




                                                    /s/ Ernst & Young LLP
                                                        Ernst & Young LLP
New York, New York
June 24, 2004